HOUSTON AMERICAN ENERGY CORP.

                   8% SUBORDINATED CONVERTIBLE NOTES DUE 2010

                               PURCHASE AGREEMENT
                               ------------------


     THIS PURCHASE AGREEMENT (the "Agreement") is made the date set forth on the signature page by and among HOUSTON AMERICAN ENERGY CORP. (the "Company"), a Delaware corporation, and the purchaser whose name appears on the signature page hereof (the "Purchaser"). The Company proposes, subject to the terms and conditions stated herein, to issue and sell and the Purchaser desires to purchase 8% Subordinated Convertible Notes due 2010, in the form attached hereto as Exhibit A (the "Notes"), in the principal amount set forth on the signature
   ---------
page hereof.

     The Notes will be convertible into duly and validly issued, fully paid and non-assessable shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company (such shares, the "Shares" and, together with the Notes, the "Securities") on the terms, and subject to the conditions, set forth herein.

     The Notes will be offered and sold to the Purchaser without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (collectively, the "Securities Act"), in reliance upon Section 4(2) ("Section 4(2)") thereof and/or Regulation D ("Regulation D") thereunder.

     The Purchaser will be entitled to the benefits of a Registration Rights Agreement (the "Registration Rights Agreement") to be entered into among the Company and the Purchaser pursuant to which the Company will agree, among other things, with respect to the Notes and the Shares, to file with the Commission a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Resale Registration Statement") covering the resale of the Notes and the Shares, and to use its reasonable best efforts to cause the Registration Statement to be declared effective within the time periods specified therein.

     This Agreement, the Registration Rights Agreement, and the form of Note between the Company and the Purchaser, are referred to herein collectively as the "Transaction Documents," and the transactions contemplated hereby and thereby are referred to herein collectively as the "Transactions."

          1.     PURCHASE AND SALE OF NOTES.

               (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company an aggregate principal amount of Notes shown on the signature page hereof.

               (b) The purchase price for the Notes will be equal to 100% of the principal amount thereof.

               (c) Delivery of, and payment for, the Notes (the "Closing") shall be made at 10:00 a.m., New York City time, on May 2, 2005, at the offices of Northeast Securities, Inc. ("NES"), or such other time or place as the Company and NES shall designate.

               (d) The Purchaser (including subsequent transferees) of the Notes will have the registration rights set forth in the Registration Rights Agreement, in substantially the form of Exhibit B hereto.
                                                    ---------

          2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. In addition to the other representations, warranties and agreements contained in this Agreement, the Company represents and warrants to, and agrees with, the Purchaser as follows:

               (a) The Company has prepared a private placement memorandum dated April 20, 2005 (the "Private Placement Memorandum") and setting forth information concerning the Company, the Securities, the Transaction Documents, the Transactions and certain other matters. A copy of the Private Placement Memorandum has been delivered by the Company to the Purchaser. As used in this Agreement, "Private Placement Memorandum" means the Private Placement Memorandum including the documents incorporated by reference therein, as amended or supplemented. The Private Placement Memorandum did not as of its date, and will not as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               The documents incorporated by reference in the Preliminary Private Placement Memorandum (the "Incorporated Documents"), when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"); and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Private Placement Memorandum will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

               (b) The Company has been duly incorporated or formed and is validly existing and in good standing as a corporation or a limited liability company under the laws of its respective jurisdiction of incorporation or formation, is duly qualified to do business and is in good standing as a foreign corporation or limited liability company in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own, lease or hold its properties and to conduct the businesses in which it is engaged. Except as set forth in the Private Placement Memorandum, the Company does not own, directly or indirectly, any shares of common stock or any other equity or long-term debt securities


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
     or have any equity interest in any firm, partnership, joint venture or other entity. The Company does not have any subsidiaries.

               (c) The Company has an authorized capitalization as set forth in the Private Placement Memorandum, and all of the issued shares of common stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Private Placement Memorandum; and, except for directors' qualifying shares, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities, claims or adverse interests (collectively, "Liens") of any nature. Except as disclosed in the Private Placement Memorandum, (i) there are no outstanding securities convertible into or exchangeable for, or warrants, options or rights issued by the Company to purchase, any shares of the Common Stock, (ii) there are no statutory, contractual, preemptive or other rights to subscribe for or to purchase any Common Stock and (iii) there are no restrictions upon transfer of the Common Stock pursuant to the Company's charter or bylaws.

               (d) Except as set forth in the Private Placement Memorandum and except with respect to the rights contained in the Registration Rights Agreement, there are no contracts, agreements or other documents between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned, directly or indirectly, by such person.

               (e) There has been no change in the authorized capitalization of the Company since the date indicated in the Private Placement Memorandum except with respect to (i) changes occurring in the ordinary course of business and (ii) changes in outstanding common stock resulting from transactions relating to an employee benefit plan, qualified stock option plans or other employee compensation plans existing on the date hereof.

               (f) Since the date as of which information is given in the Private Placement Memorandum through the date hereof, the Company has not
     (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on any of its common stock.

               (g) Except as set forth in the Private Placement Memorandum, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of any of the Company is subject which, if determined adversely to such companies, individually or in the aggregate, might have a material adverse effect on the business, condition (financial or other) or prospects of such companies taken as a whole (a "Material Adverse Effect"), and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others. There is no pending or, to the best of the Company's knowledge, threatened legal or governmental proceeding that seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge the issuance of the Securities to be sold pursuant to this Agreement or the consummation of the other

     Transactions. The aggregate of all pending legal or governmental proceedings to which the Company is a party or of which any of their respective property or assets is the subject which are not described in the Private Placement Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

               (h) The Company is not (i) in violation of its charter, by laws or formation documents or (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject.

               (i) The Company has not sustained, since the date of the latest audited financial statements included or incorporated by reference in the Private Placement Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any strike, job action, slowdown, work stoppage, labor dispute or court or governmental action, order or decree (a "Material Loss"); and, since such date, there has not been any change in the common stock, equity interests, short-term debt or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, general affairs, management, position (financial or otherwise), stockholders' equity, results of operations, cash flow or earnings of the Company taken as a whole, otherwise than as set forth or contemplated in the Private Placement Memorandum (a "Material Adverse Change").

               (j) The financial statements, including the related notes and supporting schedules, included or incorporated by reference in the Preliminary Private Placement Memorandum and the Private Placement Memorandum present fairly the financial condition, results of operations and changes in financial position of the Company on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") consistently applied throughout the periods involved; the supporting schedules, if any, included or incorporated by reference in the Private Placement Memorandum present fairly, in accordance with GAAP, the information required to be stated therein; and the other financial and statistical information and data set forth in the Private Placement Memorandum are or will be, in all material respects, accurately presented and prepared on a basis consistent with such financial statements (including the related notes and supporting schedules) and the books and records of the Company.

               (k) The statistical, industry and market-related data included in the Private Placement Memorandum are based on or derived from sources that the Company believes to be reliable and accurate.

               (l) Thomas Leger & Co., L.L.P. (the "Accountants"), who have certified the financial statements of the Company and whose report is contained or incorporated by reference in the Private Placement Memorandum is a registered public accounting firm, and the Accountants were independent accountants as required by the Exchange Act during the periods covered by the financial statements on which they reported.

               (m) The Company employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that they file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the management of the Company, including its principal executive officer or officers and principal financial officer or officers, as appropriate to allow timely decisions regarding disclosure.

               (n) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) as required by and in material compliance with the Exchange Act; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and any related rules and regulations of the Commission, and the statements contained in any such certification are complete and correct in all material respects; and the Company is otherwise in compliance in all material respects with all applicable, effective provisions of the Sarbanes-Oxley Act.

               (o) The Company has all necessary power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, and to perform its obligations hereunder and thereunder to issue the Securities and to consummate the other Transactions; each of the Transaction Documents and the Transactions have been duly authorized by the Company; this Agreement has been duly executed and delivered by the Company and each of the other Transaction Documents, when executed and delivered by the Company assuming that such Transaction Documents are or will be the valid and binding agreements of the other parties thereto, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at law).

               (p) The Company has all necessary power and authority to execute, issue and deliver the Shares; the Shares have been duly and validly authorized, and, when duly issued and delivered to holders of the Notes upon conversion of the Notes from time to time, the Shares will be duly and validly authorized and issued, fully paid and nonassessable and will be free and clear of any preemptive rights and Liens.

               (q) The Company has all necessary power and authority to execute, issue and deliver the Notes and perform its obligations thereunder; the Notes have been duly authorized by the Company, will be in the form attached hereto as Exhibit A and, when executed, authenticated,
                                 ---------
     delivered to and paid for by the Purchaser pursuant to this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at law).

               (r) The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, the performance of the obligations of the Company hereunder and thereunder, the issuance of the Securities and the consummation of the other Transactions will not, as of the Closing Date, (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the charter, by laws or formation documents of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of their properties or assets, (iii) result in the imposition or creation of (or the obligation to create or impose) any Lien under any agreement or instrument to which the Company is a party or by which any of the Company or its properties or assets is bound or (iv) result in the suspension, termination or revocation of any permit, license, consent, exemption, franchise, authorization or other approval (each, an "Authorization") the Company or any other impairment of the rights of the holder of any such Authorization.

               (s) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of the Transaction Documents by the Company, the issuance of the Securities, the performance of the obligations of the Company hereunder and thereunder and the consummation of the other Transactions contemplated hereby and thereby, except (i) with respect to the transactions contemplated by the Registration Rights Agreement as may be required under the Securities Act and the Exchange Act, (ii) as required by the state securities or "blue sky" laws and (ii) for such consents, approvals, authorizations, orders, filings or registrations which have been obtained or made.

               (t) Each of the Company has such authorizations and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, as are necessary to own, lease, license and operate its properties and to conduct its business in the manner described in the Private Placement Memorandum, except where the failure to have any such Authorization or to make any such filing or notice would not have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and the Company is in material compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto, except where the failure to be valid, in full force and effect or in compliance would not have a Material Adverse Effect. No event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other material impairment of the rights of the holder of any such Authorization except to the extent that such revocation, suspension or other impairment would not have a Material Adverse Effect. To the knowledge of the Company, no governmental body or agency has threatened to limit, suspend or revoke any such Authorization, except where such limitation, suspension or revocation would not have a Material Adverse Effect.

               (u) Neither the Company nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

               (v) The Company has good and marketable title in fee simple to, or valid and enforceable leasehold estates in, all items of real and personal property owned or leased by it, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, except such as are described in the Private Placement Memorandum.

               (w) The Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its respective businesses and the value of its respective properties and as is customary for companies engaged in similar businesses in similar industries.

               (x) The Company owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business (the "Intellectual Property") and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others, in each case except as could not reasonably be expected to have a Material Adverse Effect. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of its Intellectual Property and other proprietary information in all respects.

               (y) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Private Placement Memorandum which is not so described.

               (z) The Company is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (aa) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof, has paid all taxes due thereon and has established adequate reserves for such taxes which are not yet due and payable, and does not have any tax deficiency or claims outstanding, proposed or assessed against it.

               (bb) Neither the Company nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

               (cc) The Company is not, nor, as of the Closing Date, after giving effect to the issuance of the Securities and the application of the net proceeds therefrom as set forth in the Private Placement Memorandum (including completion of the Transactions), will be an "investment company" as defined, and subject to regulation, under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Investment Company Act").

               (dd) All indebtedness of the Company that will be repaid with the proceeds of the issuance and sale of the Notes was incurred, and the indebtedness represented by the Notes is being incurred, for proper purposes and in good faith and the Company was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Securities, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Notes) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Notes and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Notes) sufficient capital for carrying on its business and was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Notes) able to pay its debts as they mature.


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
               (ee) No event has occurred nor has any circumstance arisen which, had the Securities been issued on such Closing Date, would constitute a default or an event of default under the Note as summarized in the Private Placement Memorandum.

               (ff) Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 3 and the compliance of the Purchaser with the agreements set forth herein, it is not necessary, in connection with the issuance and sale of the Securities, in the manner contemplated by Transaction Documents and the Private Placement Memorandum, to register the Securities under the Securities Act.

               (gg) None of the Company or any of its Affiliates (as defined in Rule 501(b) of Regulation D) has engaged, and will not engage, directly or indirectly in any form of general solicitation or general advertising in connection with the offering of the Securities (as those terms are used in Regulation D) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2); and the Company has not entered, and will not enter, into any arrangement or agreement with respect to the distribution of the Securities, except for this Agreement and the Registration Rights Agreement, and the Company agrees not to enter into any such arrangement or agreement.

               (hh) Neither the Company nor any of its Affiliates has directly or indirectly sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any "security" (as defined in the Securities Act) which is, or would be, integrated with the sale of any of the Securities in a manner that would require the registration under the Securities Act of any of the Securities.

               (ii) Neither the Company nor, to the Company's knowledge, any of the Affiliates of the Company, have taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities to facilitate the sale or resale of such securities.

               (jj) The Company has not sold or issued any security of the same or similar class or series as any of the Securities or any security convertible into any of the Securities during the six-month period preceding the Closing Date, including any sales pursuant to Rule 144A, or Regulation D (other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants), and has no intention of making, and will not make, an offer or sale of such securities, for a period of six months after the Closing Date, except for the offering of Securities as contemplated by this Agreement and the Registration Rights Agreement. As used in this paragraph, the terms "offer" and "sale" have the meanings specified in Section 2(a)(3) of the Securities Act.

               (kk) The Company will not offer or sell any of the Securities to any person who is not whom it reasonably believes to be a Qualified Institutional Buyer ("QIB") or accredited investor ("Accredited Investor"), as those terms are defined under the Securities Act.

               (ll) Each certificate signed by any officer of the Company and delivered to the Purchaser or counsel to the Purchaser shall be deemed to be a representation and warranty by the Company to the Purchaser as to the matters covered thereby.

          3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PURCHASER. The Purchaser represents and warrants to, and agrees with, the Company that it:

               (a) is not acquiring the Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Notes in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction.

               (b) is a QIB or Accredited Investor, as reflected in the Investor Questionnaire delivered simultaneous herewith, and the information contained in said Investor Questionnaire is true and correct.

               (c) is aware that the Notes are speculative and that it may lose its entire investment and it can afford to bear the risks of an investment in the Company, including the risk of losing its entire investment.

               (d) has (i) been provided an opportunity to obtain information concerning the Company and any other relevant matters as Purchaser has requested, and (ii) been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Notes.

               (e) is aware that its must bear the economic risk of its investment in the Company for an indefinite period of time because: (1) the Notes have not been registered under the Securities Act, or qualified under the state securities laws of any state, and therefore cannot be sold, assigned or otherwise disposed of unless appropriate exemptions from such registration or qualification requirements are available; (2) the Company will place a legend on the certificates evidencing the Notes stating that the Notes have not been registered under the Act or any state securities laws and setting forth the limitations on resale contained above and the Company will also require that its registrar and transfer agent make a notation of such restrictions in its appropriate records; and (3) there is no public market for such Notes. The Purchaser further understands and agrees that the Company will not honor any attempt by Purchaser to sell, transfer of otherwise dispose of the Notes in the absence of either an effective registration statement and qualification under applicable Blue Sky laws or exemptions therefrom.

          4. FURTHER AGREEMENTS OF THE COMPANY. In addition to the other agreements of the Company in this Agreement, the Company further agrees as follows:

               (a) the Company will promptly notify the Purchaser, and confirm such notice in writing, of the happening of any event prior to the Closing Date that makes any statement of a material fact made or incorporated by reference in the Private Placement Memorandum untrue or that requires any additions to, or changes in, the Private Placement Memorandum or any Exchange Act Document in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (b) to advise the Purchaser promptly of any proposal to amend or supplement the Private Placement Memorandum or any Exchange Act Document; and if any event shall occur or any condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel to the Company, to amend or supplement the Private Placement Memorandum in order that the Private Placement Memorandum and the Exchange Act Documents will not, as of their respective dates, as of the date of this Agreement and as of the Closing Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, to promptly notify the Purchaser and promptly prepare or, with respect to any Exchange Act Documents, file with the Commission such amendment or supplement as may be necessary to correct such untrue statement or omission;

               (c) to use reasonable best efforts to qualify the Notes and the Shares for offering and sale under the securities laws of such jurisdictions as the Purchaser may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the Private Placement; provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (d) to advise the Purchaser promptly of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes for offering or sale in any jurisdiction designated by the Purchaser pursuant to Section 4(c) hereof, or the initiation of any proceeding by any state securities commission or other federal or state regulatory authority for such purpose. The Company shall use all commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Notes under any state securities or Blue Sky laws, and if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Notes under any state securities or Blue Sky laws, the Company shall use all commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (e) to apply the proceeds therefrom as set forth under the caption "Use of Proceeds" in the Private Placement Memorandum.

               (f) so long as the Notes are outstanding, (i) to furnish to the Purchaser as soon as reasonably practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, if one is prepared, and (ii) to make available to the Purchaser as soon as reasonably practicable after such materials become available, copies of all other reports or other communications furnished by the Company to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company as the Purchaser may reasonably request; provided, however, that any such report filed on the Commission's EDGAR system need not be furnished pursuant to this Section 4(d).

               (g) so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to make available to any holder of Notes in connection with any sale thereof and any prospective purchaser of such Notes from such holder, upon the request of such holder or prospective purchaser, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Securities Act if, at the time of such request, the Company is not subject to Section 13 or 15(d) of the Exchange Act.

               (h) not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Notes to the Purchaser in a manner that would require the registration of any such sale of the Notes under the Securities Act.

               (i) to use all commercially reasonable efforts to do and perform all things required or necessary to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Notes.

               (j) for a period of 90 days from the date hereof, not to, directly or indirectly, (1) announce an offering of, or file a registration statement with the Commission relating to, equity securities of the Company (other than the offering contemplated by this Agreement) or offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock other than the Notes and shares of Common Stock to be issued in the ordinary course pursuant to currently outstanding options, warrants or rights), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, without the prior written consent of the Purchaser.

          5. CONDITIONS OF THE PURCHASER'S OBLIGATIONS. The obligations of the Purchaser hereunder are subject to the accuracy, in all material respects, when made and on the Closing Date, of the representations, warranties and agreements of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional conditions:


               (a)     The representations and warranties made by the Company in
     Section 2 hereof shall have been true and correct when made, and shall be true and correct on the Closing Date as if made on the Closing Date.


               (b) Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.


               (c) At the Closing Date, the sale and issuance by the Company, and the purchase by the Purchaser, of the Notes shall be legally permitted by all laws and regulations to which the Purchaser or the Company are subject.


               (d) All corporate and other proceedings in connection with the transactions contemplated at the Closing Date and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser.

               (e) No default or Event of Default shall have occurred under any of the Transaction Documents.

               (f) The Company shall have delivered to the Purchaser each of the following:

                    (i) Certificate of Good Standing or comparable certificate as to the Company, certified as of a recent date prior to the Closing Date by the Secretary of State of each such company's state of incorporation;

                    (ii) An opinion of counsel to the Company, in form and substance reasonably satisfactory to the Purchaser;

                    (iii) A certificate of the Secretary of the Company, dated the Closing Date, certifying that (1) attached thereto are true and correct copies of the organizational documents of the Company, and that such organizational documents are in full force and effect and have not been amended, supplemented, revoked or repealed since the date of such certification; (2) attached thereto is a true and correct copy of resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery, and performance by the Company of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby; and
          (3) there are no proceedings for the dissolution or liquidation of the Company that have commenced or, to the knowledge of the Company, been threatened;

                    (iv) A certificate of the Secretary of the Company, dated the Closing Date, certifying the incumbency, signatures and authority of the officers of the Company authorized to execute and deliver this Agreement and the Notes on behalf of the Company and perform the Company's obligations thereunder on behalf of the Company;

                    (v) A certificate of an officer of the Company, dated the Closing Date, certifying that (A) the representations and warranties of the Company set forth in this Agreement were true and correct as of the date hereof and are true and correct as of the Closing Date; (B) that the Company has performed and complied with all agreements, obligations and covenants to be performed or complied by the Company under this Agreement; (C) since the respective dates as of which information is given in the Private Placement Memorandum, other than as set forth in the Private Placement Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (1) there has not occurred any change or any development that might have a Material Adverse Effect, (2) there has not been any change in the common stock, equity interests, the short-term debt or the long-term debt of the Company that might have a Material Adverse Effect, (3) the Company has not incurred any material liability or obligation, direct or contingent, (4) a Material Loss has not occurred and (5) the Company has not declared or paid any dividend on its common stock, except for dividends declared in the ordinary course of business and consistent with past practice; and (D) he has reviewed the Private Placement Memorandum and, in his opinion (A) the Private Placement Memorandum, as of its date and the Closing Date, did not and does not include any untrue statement of a material fact and did not and does not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the date of the Private Placement Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Private Placement Memorandum; and

                    (vi) a letter from the Accountants, in form and substance reasonably satisfactory to the Purchaser and dated not more than five days prior to the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date thereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Private Placement Memorandum, as of a date not more than five days prior to the date thereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (g) Each of the Transaction Documents, other than this Agreement, shall be in form and substance reasonably satisfactory to the Purchaser and shall have been duly executed and delivered by the Company and the other parties thereto, and the Notes shall have been duly executed and delivered by the Company.

               (h) The sale of the Notes shall not be enjoined (temporarily or permanently) on the Closing Date.

               (i) The Company shall not have sustained since the date of the latest audited financial statements incorporated by reference in the Private Placement Memorandum (A) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as described or contemplated in the Private Placement Memorandum, or (B) since such date there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, prospects, stockholders' equity or results of operations of the Company, otherwise than as described or contemplated in the Private Placement Memorandum, the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Private Placement Memorandum and this Agreement.

     In addition, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request to evidence compliance with the conditions set forth in this Section.

          6.     MISCELLANEOUS.

               (a) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

               (b) Consent to Jurisdiction; Forum Selection; Appointment of Agent for Service of Process

                    (i) Each of the Purchaser and the Company hereby submits to the jurisdiction of the courts of the State of New York and the courts of the United States of America located in the State of New York over any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby.

                    (ii) Any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby may be brought only in the courts of the State of New York or the courts of the United States of America located in the State of New York, located in the Borough of Manhattan, City of New York, State of New York. Each of the parties hereto waives any objection that it may have to the venue of such suit, action or proceeding in any such court or that such suit, action or proceeding in such court was brought in an inconvenient court and agrees not to plead or claim the same.

               (c) Waiver of Jury Trial. Any right to trial by jury with respect to any lawsuit, claim, action or other proceeding arising out of or relating to this Agreement or the services to be rendered by you hereunder is expressly and irrevocably waived.

               (d) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

               (e) Amendments and Waiver. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the parties to this Agreement. The failure by any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

               (f) Persons Entitled to Benefit of Agreement. This Agreement will inure to the benefit of and be binding upon the Purchaser, the Company, and their respective successors and assigns. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (i) the representations, warranties, indemnities and agreements of the Company contained in this Agreement will also be deemed to be for the benefit of the officers, agents, representatives and employees of the Purchaser and the person or persons, if any, who control the Purchaser within the meaning of Section 15 of the Securities Act.

               (g) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

               (h) Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

               (i) Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

               (j) Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

                    (i) if to the Purchaser, shall be delivered or sent by mail, telex or facsimile transmission to the address set forth on the signature page hereof;

                    (ii) if to any of the Company, shall be delivered or sent by mail, telex or facsimile transmission to it at: Houston American Energy Corp., 801 Travis, Suite 2020, Houston, Texas 77002,
          Attention: John F. Terwilliger (fax: 713-222-6440, telephone:
          713-222-6966)

               Any such statements, requests or notices will take effect at the time of receipt thereof. Each party shall provide notice to the other party of any changes in address.


                             [Signature page follows]

     If the foregoing correctly sets forth the agreement between the Company and the Purchaser, please indicate your acceptance in the space provided for that purpose below.


          Purchaser Name:           ______________________

          Purchaser Address:        ______________________

                                    ______________________

          Telephone No.:            ______________________

          Facsimile No.:            ______________________

          Tax ID No.:               ______________________

          Notes Subscribed:         $_____________________



                                    PURCHASER:
Date: ___________, 2005
                                    By:_____________________________
                                    Name:
                                    Title:


Accepted and agreed, this ___ day
of _____________, 2005, by:

Houston American Energy Corp.


By:  ____________________________
Name:
Title: